NUVEEN MID CAP VALUE 1 FUND

SUPPLEMENT DATED SEPTEMBER 20, 2024

TO THE PROSPECTUS AND SUMMARY PROSPECTUS

DATED FEBRUARY 29, 2024, AS SUPPLEMENTED

Proposed Reorganization of

Nuveen Mid Cap Value 1 Fund into

Nuveen Mid Cap Value Fund

The Board of Directors/Trustees of Nuveen Investment Funds, Inc. (“NIF”) and TIAA-CREF Funds (“TC Funds”) has approved the reorganization of Nuveen Mid Cap Value 1 Fund (the “Target Fund”), a series of NIF, into Nuveen Mid Cap Value Fund (the “Acquiring Fund”), a series of TC Funds. In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund.

If the Target Fund’s shareholders approve the reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Target Fund shareholders and the Target Fund will be terminated. As a result of these transactions, Target Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund. Each Target Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Target Fund shares immediately prior to the closing of the reorganization. It is expected that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that Target Fund shareholders will not recognize any gain or loss as a result of the reorganization. However, Target Fund shareholders will receive a distribution of substantially all net income and/or realized gains, if any, prior to the reorganization.

A special meeting of the Target Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in January 2025. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 30 days after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Target Fund in November 2024.

The Target Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for the Target Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FMCV-0924P